UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) May 11, 2018

ENERTOPIA CORP
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

156 Valleyview Road, Kelowna, BC Canada	V1X 3M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6412

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[      ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[      ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[      ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[      ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [      ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[      ]

Item 3.02	Unregistered Sales of Equity Securities

On May 11, 2018, Enertopia closed the first tranche of CAD $104,814 for its Private Placement announced on April 16, 2018. Enertopia will be issuing 1,746,900 common shares at CAD$0.06 and 1,746,900 whole warrants that expire on May 11, 2020, with an exercise price of USD $0.075 during the 24 month period.

Enertopia also reports that one Director purchased 200,000 units of the above private placement and exercised 200,000 options for proceeds of USD $12,000 to the Company.

A cash finder’s fee for CAD $9,281.40 and 144,690 full broker warrants was paid to third parties. All full broker warrants expire on May 11, 2020 with the same exercise terms as noted above.

Enertopia also announces the granting of 535,000 options to Directors and Consultants at an exercise price of 6 cents USD expiring 5 years from the date of grant.

“The first of the final runs of Li2CO3 samples have been sent to 3rd party labs for analysis. We look forward to providing a complete bench testing update and timeline for analysis in our lithium technology business in the coming days.” Stated President and CEO Robert McAllister.

All issued shares will be subject to a hold period, for any resale into the United States under Rule 144, of six months and one day. Proceeds of the Private Placement will be used for continued Lithium Brine division development, project development and general working capital. The Private Placement will be subject to normal regulatory approvals.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01	Regulation FD Disclosure

A copy of the news release announcing that Enertopia has closed the final tranche of CAD $104,814 for its Private Placement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

A copy of the news release announcing that Enertopia will be featured on CEO Clip on CBC Documentary Channel is filed as exhibit 99.2 to this current report and is hereby incorporated by reference.

A copy of the news release announcing a synthetic lithium brine testing update for the recovery of Lithium by its technology partner Genesis Water Technologies Inc., a leader in specialized water treatment solutions, is filed as exhibit 99.3 to this current report and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits
99.1	Press Release dated May 11, 2018
99.2	Press Release dated May 14, 2018
99.3	Press Release dated May 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

/s/ Robert McAllister
Robert G. McAllister
CEO, President and Director

Date: May 15, 2018